UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2022

BLUEROCK HOMES TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor New York, NY	10105
(Address of Principal Executive Offices)	(Zip Code)

(212) 843-1601

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BHM	New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On October 5, 2022, Bluerock Homes Trust, Inc. (the “Company”) entered into a Separation and Distribution Agreement with Bluerock Residential Growth REIT, Inc. (“BRG”), Badger Parent LLC, Badger Holdco LLC and Bluerock Residential Holdings, L.P., pursuant to which, among other things, BRG agreed to separate the Company from BRG (the “Separation”) – and distribute (the “Distribution”) all of the outstanding common stock of the Company to BRG shareholders who held shares of BRG common stock as of the close of business on September 29, 2022, the record date for the Distribution. BRG distributed 3,835,013 shares of Class A Common Stock of the Company and 8489 shares of Class C Common Stock of the Company in the Distribution, which was effective at 12:01 a.m., Eastern Time, on October 6, 2022 (the “Effective Time”). As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “BHM” on the New York Stock Exchange American.

In connection with the Separation and the Distribution, on October 5, 2022, the Company entered into various agreements, including the following agreements:

•	Separation and Distribution Agreement;

•	Tax Matters Agreement; and

•	Management Agreement.

Summaries of the material terms of these agreements can be found in the Company’s information statement, dated September 26, 2022, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 26, 2022 (the “Information Statement”), under the section entitled “The Separation and the Distribution” and “Our Manager and Management Agreement.” These summaries are incorporated herein by reference. The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1, 10.1 and 10.2 and are incorporated herein by reference.

Indemnification Agreements with Each of the Company’s Directors and Executive Officers

On October 6, 2022, the Company entered into an indemnification agreement (each, an “Indemnification Agreement”), with each of its current directors and executive officers (collectively, the “Indemnitees”). The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s Second Articles of Amendment and Restatement (as defined below), and the Amended and Restated Bylaws (as defined below), and generally provide that the Company shall indemnify its directors and executive officers to the maximum extent permitted by the Second Articles of Amendment and Restatement, the Amended and Restated Bylaws and Maryland law, subject to certain exceptions, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with their service as a director or executive officer and also provide for rights to advancement of expenses and contribution.

The Indemnification Agreements provide that if a director or executive officer is a party or is threatened to be made a party to any proceeding, by reason of such director’s or executive officer’s status as a director, officer or employee of the Company, the Company must indemnify such director or executive officer, and advance expenses actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
•	the director or executive officer actually received an improper personal benefit in money, property or services; or
•	with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe his or her conduct was unlawful.

Except as described below, the Company’s directors and executive officers will not be entitled to indemnification pursuant to the Indemnification Agreements:

•	if the proceeding was one brought by the Company or in its right and the director or executive officer is adjudged, by final adjudication, to be liable to the Company;
•	if the director or executive officer is adjudged, by final adjudication, to be liable on the basis that personal benefit in money, property or services was improperly received; or
•	in any proceeding brought by the director or executive officer other than (i) to enforce his or her rights under his or her respective Indemnification Agreement, and then only to the extent provided by the Indemnification Agreement and (ii) as may be expressly provided in the Second Articles of Amendment and Restatement (as defined below), the Amended and Restated Bylaws (as defined below), a resolution of the Board or of the Company’s stockholders entitled to vote generally in the election of directors or an agreement to which the Company is a party approved by the Board.

Notwithstanding the limitations on indemnification described above, on application by a director or executive officer of the Company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

•	the court determines the director or executive officer is entitled to indemnification as described in the following paragraph, in which case the director or executive officer shall be entitled to recover from the Company the expenses of securing such indemnification; or

•	the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer (i) has met the standards of conduct set forth above, or (ii) has been adjudged liable for receipt of an “improper personal benefit;” without regard to any limitation on such court-ordered indemnification contemplated by Section 2-418(d)(2)(ii) of the Maryland General Corporation Law.

Notwithstanding, and without limiting, any other provisions of the Indemnification Agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as a director, officer or employee of the Company, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, the Company must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

In addition, the Indemnification Agreements require the Company to advance reasonable expenses incurred by an Indemnitee within ten days of the receipt by the Company of a statement from such Indemnitee requesting the advance, provided the statement reasonably evidences the expenses and is accompanied by a written affirmation and a written undertaking to reimburse the Company if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

The foregoing description of the Indemnification Agreements set forth under this Item 1.01 is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Indemnification Agreements, which are attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14 and 10.15 and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

In connection with the Separation and the Distribution, effective as of the Effective Time, the following individuals were elected as executive officers of the Company as set forth in the table below:

R. Ramin Kamfar	Chief Executive Officer
Jordan B. Ruddy	President
Ryan S. MacDonald	Chief Investment Officer
James G. Babb, III	Chief Strategy Officer
Christopher J. Vohs	Chief Financial Officer and Treasurer
Michael DiFranco	Executive Vice President, Operations
Jason Emala	Chief Legal Officer and Secretary

Biographical information about the Company’s executive officers can be found in the Information Statement under the section entitled “Our Manager and Management Agreement.” Compensation information for the Company’s named executive officers can be found in the Information Statement under the section entitled “Compensation of Directors and Officers.” These sections of the Information Statement are incorporated herein by reference.

Appointment of Directors

On September 26, 2022, when the Company’s Registration Statement on Form 10 (File No. 001-41322), initially publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 9, 2022 and subsequently amended, was declared effective, the members of the Board consisted of Jordan Ruddy. On September 27, 2022, the day prior to the start of when-issued trading, the size of the Board expanded to consist of two directors, and I. Bobby Majumder was appointed to the Board and the Audit Committee, effective as of such date. In connection with the Separation and the Distribution, effective as of immediately prior to the Effective Time, the size of the Board expanded again to consist of five directors, and Jordan Ruddy resigned from the Board. Each of R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, and Romano Tio was appointed to the Board effective as of the Effective Time. I. Bobby Majumder remains on the Board and will continue to serve as a director of the Company.

Biographical and compensation information for each of the directors appointed to the Board can be found in the Company’s Information Statement under the section entitled “Our Manager and Management Agreement,” “Management – Board of Directors Following the Distribution” and “Compensation of Directors and Officers,” which is incorporated by reference into this Item 5.02.

As of the effective time of their election to the Board:

•	Each of I. Bobby Majumder, Kamal Jafarnia, and Romano Tio were appointed to serve as members of the Audit Committee of the Board and effective as of immediately prior to the Effective Time, I. Bobby Majumder was appointed Chair of the Audit Committee;

•	Each of Romano Tio, Elizabeth Harrison, and I. Bobby Majumder were appointed to serve as members of the Compensation Committee of the Board and Romano Tio was appointed Chair of the Compensation Committee;

•	Each of I. Bobby Majumder, Kamal Jafarnia, and Romano Tio were appointed to serve as members of the Nominating and Corporate Governance Committee of the Board and I. Bobby Majumder was appointed Chair of the Nominating and Governance Committee; and

•	R. Ramin Kamfar was appointed Chairman of the Board.

Adoption of Compensation Plans

In connection with the Separation and the Distribution, the Company adopted the following compensation plans effective as of the Effective Time. The named executive officers of the Company are or may become eligible to participate in these compensation plans.

•	Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Individuals; and

•	Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Entities.

Summaries of certain material features of these plans can be found in the Company’s Information Statement under the section entitled “Incentive Plans” These summaries are incorporated herein by reference. The foregoing descriptions of these plans set forth under this Item 5.02 are not complete and are subject to, and qualified in their entirety by reference to, the full text of plans, which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Separation and the Distribution, the Company filed amended and restated Articles of Incorporation (the “Second Articles of Amendment and Restatement”) with the Secretary of State of the State of Maryland on October 5, 2022, which became effective as of 12:00 a.m. on October 6, 2022. The Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”), effective as of October 6, 2022. A description of the material provisions of the Second Articles of Amendment and Restatement and the Amended and Restated Bylaws can be found in the Information Statement, under the section entitled “Description of Our Capital Stock,” which is incorporated by reference into this Item 5.03. The foregoing descriptions of the Second Articles of Amendment and Restatement and the Amended and Restated Bylaws are not complete and are subject to, and qualified in their entirety by reference to, the full text thereof, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation and the Distribution, the Board adopted a Code of Business Conduct and Ethics. The document is available on the Company’s website at www.bluerock.com/bluerock-homes-trust/governance-documents. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 6, 2022, the Company issued a press release announcing the completion of the Separation. A copy of the press release furnished herewith as Exhibit 99.1, is incorporated herein by reference, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of October 5, 2022, by and among Bluerock Residential Growth REIT, Inc., Badger Parent LLC, Badger Holdco LLC, Bluerock Residential Holdings, L.P. and Bluerock Homes Trust, Inc.

3.1	Second Articles of Amendment and Restatement of Bluerock Homes Trust, Inc.

3.2	Amended and Restated Bylaws of Bluerock Homes Trust, Inc.

10.1	Tax Matters Agreement, dated as of October 5, 2022, by and among Bluerock Residential Growth REIT, Inc., Badger Parent LLC, Badger Holdco LLC, Bluerock Residential Holdings, L.P., Bluerock REIT Holdings, LLC and Bluerock Homes Trust, Inc.

10.2	Management Agreement, dated as of October 5, 2022, by and among Bluerock Homes Manager, LLC, Bluerock Homes Trust, Inc. and Bluerock Residential Holdings, L.P.

10.3	Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Individuals.

10.4	Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Entities.

10.5	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and R. Ramin Kamfar, effective October 6, 2022

10.6	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Jordan Ruddy, effective October 6, 2022

10.7	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Ryan MacDonald, effective October 6, 2022

10.8	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and James G. Babb, III effective October 6, 2022

10.9	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Christopher J. Vohs, effective October 6, 2022

10.10	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Michael DiFranco, effective October 6, 2022

10.11	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Jason Emala, effective October 6, 2022

10.12	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and I. Bobby Majumder, effective October 6, 2022

10.13	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Elizabeth Harrison, effective October 6, 2022

10.14	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Kamal Jafarnia, effective October 6, 2022

10.15	Indemnification Agreement by and among Bluerock Homes Trust, Inc., Bluerock Residential Holdings, L.P. and Romano Tio, effective October 6, 2022

99.1	Press Release of Bluerock Homes Trust, Inc., issued October 6, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.
By:	/s/ Jason Emala
	Name:	Jason Emala
	Title:	Chief Legal Officer and Secretary

Date: October 6, 2022